Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement dated as of June 1, 2007 (this “Amendment”) is entered into with reference to the Credit Agreement dated as of October 2, 2006 (as previously amended, the “Credit Agreement”) among Wireless Facilities, Inc., a Delaware corporation (“Borrower”), the Lenders party thereto, and KeyBank National Association, as Administrative Agent.  Borrower and the Administrative Agent, acting on behalf of the Requisite Lenders under the Credit Agreement, agree to amend the Credit Agreement as follows:

1.                                       Definitions.  Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement.

2.                                       One Time Extension of Time Period to Deliver Quarterly and Yearly Financials.  For the fiscal year of Borrower ended on December 31, 2006, and the fiscal quarters of Borrower ended on March 31, 2007 and June 30, 2007, the time periods for delivering the financial statements described in Sections 6.1(a) and (b) of the Credit Agreement, respectively, is extended to the Permitted Delayed Reporting Date (as defined below).  This is a one-time extension, and the time periods for delivering the financial statements described in Sections 6.1(a) and (b) for subsequent fiscal quarters and fiscal years is as set forth in the Credit Agreement.

“Permitted Delayed Reporting Date” means the first to occur of:

(a)                                  September 30, 2007; and

(b)                                 the date upon which the Borrower has filed both of the following with the Securities and Exchange Commission (the “Commission”): (i) its Form 10-K with its financial statements for the fiscal year of Borrower ended on December 31, 2006 (“Borrower’s 10-K”), and (ii) its Form 10-Q with its financial statements for the fiscal quarters of Borrower ending on March 31, 2007 and June 30, 2007 (“Borrower’s 10-Q”).

3.                                       One Time Extension of Time Period to Deliver Compliance Certificate.  The time period for delivering the Compliance Certificates for the fiscal year ended December 31, 2006 and the fiscal quarters ended March 31, 2007 and June 30, 2007, as required by Section 6.2(a) of the Credit Agreement, is extended to the Permitted Delayed Reporting Date.  This is a one-time extension, and the time period for delivering subsequent Compliance Certificates is as set forth in the Credit Agreement.

4.                                       One Time Consent to Late Filing of Borrower’s 10-K and 10-Q and Related Waivers; Limitation on Additional Borrowing.

(a)                                  Until the Permitted Delayed Reporting Date, Borrower’s failure to file with the Commission Borrower’s 10-K or Borrower’s 10-Q by the applicable deadline specified by the Commission, for the reasons set forth in the Form 12b-25 attached hereto as Exhibit A, filed by the Borrower with the Commission on

March 16, 2007 (as filed, the “Form 12b-25”), shall not, without more, constitute a Default, an Event of Default or a Material Adverse Effect.

(b)                                 For purposes of Section 8(a) of this Amendment (but not for purposes of Section 4.2(a) of the Credit Agreement), the representations and warranties made in the Credit Agreement (but not in any Request for Extension of Credit submitted by the Borrower after the date hereof) shall be modified to the extent caused by matters described in Part III of the Borrower’s Form 12b-25, matters reasonably related thereto, or matters incidental thereto that are not material to the Borrower.  For the avoidance of doubt, the Lenders and the Borrower hereby agree that the Lenders shall not be required to honor any Requests for Extensions of Credit made by the Borrower on or after the date hereof until Borrower has (i) filed with the Commission (and delivered copies to Administrative Agent) of Borrower’s 10-K and Borrower’s 10-Q, (ii) delivered to Administrative Agent Borrower’s financial statements and Compliance Certificates described in Sections 2 and 3 of this Amendment, and (iii) all other conditions of Section 4.2 of the Credit Agreement are satisfied.

(c)                                  Administrative Agent and the Requisite Lenders agree to the limited waivers set forth in Sections 4(a) and 4(b) of this Amendment, it being acknowledged by Borrower that each is a one-time waiver ending on the Permitted Delayed Reporting Date.

5.                                       Permanent Decrease in “Total Commitments”;  Deletion of Credit Agreement Section 2.12.  Pursuant to Section 2.5 of the Credit Agreement, Borrower hereby permanently and irrevocably reduces the Total Commitments (a) effective on the date hereof, to $55,000,000;  (b) effective on September 30, 2007, to $50,000,000;  and (c)  effective upon receipt by Borrower of principal payments under the below defined LCC Note (or sales proceeds of the same), to $35,000,000.  In addition to the foregoing, Borrower, Administrative Agent and the Requisite Lenders hereby agree to delete Section 2.12 of the Credit Agreement in its entirety.

6.                                       Conditions Subsequent.  (a)  The Borrower hereby agrees to deliver preliminary, unaudited drafts of the financial statements required pursuant to Section 6.1(b) of the Credit Agreement for the fiscal quarter ended March 31, 2007, by no later than June 15, 2007.

(b)                                 In connection with the Borrower’s sale (the “Sale”) of its engineering business to LLC International, Inc. (“Purchaser”) pursuant to that certain Asset Purchase Agreement dated as of May 29, 2007, the Borrower is retaining working capital in the approximate amount of $7,000,000 (the “Retained W/C”).  The Borrower hereby agrees to apply the amount $4,000,000 of the Retained W/C to payment of Loans currently outstanding under the Credit Agreement as follows:  $1,000,000 on or before each of June 29, 2007, July 31, 2007, August 31, 2007 and September 28, 2007.

(c)                                  In connection with the Sale, the Borrower is receiving a Subordinated Promissory Note from the Purchaser in the original principal amount of $22,000,000 (the

“LCC Note”).  The Borrower hereby agrees to apply (immediately upon receipt thereof) all (i) principal payments received under the LCC Note and/or (ii) proceeds of the sale of the LLC Note to payment of Loans then outstanding under the Credit Agreement.  Borrower further acknowledges and agrees that no Disposition of the LLC Note is permitted under the Loan Documents.

7.                                       Conditions Precedent.  The effectiveness of this Amendment is conditioned upon the receipt by the Administrative Agent of (a) written consents to the execution, delivery and performance hereof from the Requisite Lenders under the Credit Agreement, (b) the payment of $14,000,000 on the date hereof (being a portion of the proceeds from the Sale for application to payment of a portion of the Loans currently outstanding under the Credit Agreement as described in Section 2 of that certain Release Agreement dated as of the date hereof between the Administrative Agent and the Borrower, and (c) the LLC Note.

8.                                       Representations and Warranties.  Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)                                  Except as specifically described in Section 4 above and as otherwise provided in this Section 8, no Default or Event of Default has occurred and remains continuing and that each of the representations and warranties of Borrower contained in Section 5 of the Credit Agreement is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date).

(b)                                 From the Closing Date to the date this Amendment becomes effective pursuant to Section 7 hereof, no event or circumstance has occurred that constitutes a Material Adverse Effect.

(c)                                  The information provided by Borrower to the Lenders in connection with this Amendment, taken as a whole, has not contained any untrue statement of a material fact and has not omitted a material fact necessary to make the statements contained therein, taken as a whole, not misleading under the totality of the circumstances existing at the date such information was provided and in the context in which it was provided.

9.                                       Notice of Material Adverse Effect.  If any event or circumstance constituting a Material Adverse Effect relating to the matters described in Form 12b-25 occurs, Borrower shall deliver notice to the Administrative Agent describing such Material Adverse Effect in reasonable detail promptly after, to the best knowledge of Borrower, such event or circumstance occurs.

10.                                 Effect of Limited Waiver; Confirmation.  Except to the limited extent expressly set forth in this Amendment, no consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Credit Party may be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.  In all other respects, the terms of the Credit Agreement and the other Loan Documents are confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WIRELESS FACILITIES, INC., a Delaware corporation,

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

CONSENT OF GUARANTORS

Reference is made to the Second Amendment to Credit Agreement (“Amendment”) dated as of June 1, 2007 entered into with reference to the Credit Agreement dated as of October 2, 2006 (the “Credit Agreement”) among Wireless Facilities, Inc., a Delaware corporation (“Borrower”), the Lenders party thereto, and KeyBank National Association, as Administrative Agent. Capitalized terms used but not defined in this Consent of Guarantors have the meanings given to them in the Amendment.

Reference is also made to the Multi-Party Guaranty dated as of October 2, 2006, and executed by the Guarantors party thereto (the “Guaranty”).

Each of the undersigned consents to the changes to the Credit Agreement contemplated by the Amendment.  Each of the undersigned agrees that the execution of this Consent of Guarantors is not necessary for the continued validity and enforceability of the Guaranty, but is executed to induce the Administrative Agent and the Lenders to agree to the Amendment.

Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that the Guaranty remains in full force and effect in accordance with its terms.

This Consent of Guarantors is dated as of the date of the Amendment.

MADISON RESEARCH CORPORATION, an Alabama corporation

By:
Name:
Title:

SECUREPLANET, INC., a Delaware corporation

By:
Name:
Title:

WFI NMC CORP., a Delaware corporation

By:
Name:
Title:

WFI TEXAS, INC., a Texas corporation

By:
Name:
Title:

WFI GEORGIA INC., a Georgia corporation

By:
Name:
Title:

WFI DELAWARE INC., a Delaware corporation

By:
Name:
Title:

WFI GOVERNMENT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

DEFENSE SYSTEMS, INCORPORATED, a Virginia corporation

By:
Name:
Title:

JMA ASSOCIATES, INC., a Delaware corporation

By:
Name:
Title:

WFI SOUTHWEST L.P., a Texas limited partnership

By:	WFI Texas, Inc., a Texas corporation,
its General Partner:

By:
Name:
Title:

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Credit Agreement dated as of October 2, 2006 (the “Credit Agreement”) among Wireless Facilities, Inc., a Delaware corporation (“Borrower”), the Lenders party thereto, and KeyBank National Association, as Administrative Agent. Capitalized terms used but not defined in this Consent of Lender have the meanings given to them in the Credit Agreement.

The undersigned Lender consents to and approves of the execution, delivery and performance of the proposed Second Amendment to Credit Agreement dated as of June 1, 2007, by the Administrative Agent on behalf of the Lenders, in the form attached to this Consent of Lender.

[Typed/Printed Name of Lender]

By:

Title:

Date:

FIRST AMENDMENT

CONSENT OF LENDER

EXHIBIT A

FORM 12B-25